UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2016

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446 - 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Information

On June 6, 2016, Fortive Corporation, (the “Company”), a subsidiary of Danaher Corporation (“Danaher”), agreed to sell $300 million aggregate principal amount of 1.800% senior notes due 2019 (the “2019 Notes”), $750 million aggregate principal amount of 2.350% senior notes due 2021 (the “2021 Notes”), $900 million aggregate principal amount of 3.150% senior notes due 2026 (the “2026 Notes”) and $350 million aggregate principal amount of 4.300% senior notes due 2046 (the “2046 Notes” and, together with the 2019 Notes, the 2021 Notes, and the 2026 Notes, the “Notes”). Danaher will guarantee the Notes (the “Guarantees” and together with the Notes, the “Securities”) until the planned separation of the Company from Danaher occurs. The Notes will pay interest on a semi-annual basis. The offering of the Notes is expected to close on June 20, 2016, subject to customary closing conditions.

The Securities are being sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. In connection with the offering of the Notes, the Company expects to enter into a registration rights agreement pursuant to which it will agree to file a registration statement with respect to an offer to exchange the Notes for substantially identical notes registered under the Securities Act (or, under certain circumstances, a shelf registration statement covering resales of the Notes).

The Company intends to use the net proceeds from the offering of the Notes to make payments to Danaher as consideration for the contribution of assets to the Company by Danaher in connection with the separation, and to pay related fees and expenses and for general corporate purposes.

The Securities have not been registered under the Securities Act, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

Copies of the press releases announcing the offering and the pricing of the Notes are attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of Fortive Corporation, dated June 6, 2016

99.2	Press Release of Fortive Corporation, dated June 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Associate General Counsel and Assistant Secretary

Date: June 7, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Fortive Corporation, dated June 6, 2016

99.2	Press Release of Fortive Corporation, dated June 6, 2016